united states
securities and exchange commission

Washington, D.C. 20549

form 8-k

current report

Pursuant to Section13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 14, 2014

Royal Hawaiian Orchards, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-9145	99-0248088
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

688 Kinoole Street, Suite 121, Hilo, Hawaii	96720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	949-661-6304

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 14, 2014, the Board of Directors of Royal Hawaiian Resources, Inc. (the “General Partner”), the Managing General Partner of Royal Hawaiian Orchards, L.P., (the “Registrant”), appointed Scott C. Wallace, age 59, to serve as the Chief Accounting Officer (Principal Accounting Officer) of the General Partner. As previously disclosed, Jon Y. Miyata, the former Vice President and Chief Accounting Officer (Principal Accounting Officer) of the General Partner, resigned from his positions with the General Partner, effective as of November 14, 2014.

Mr. Wallace currently serves as the General Partner’s President and Chief Executive Officer (October 1, 2013 to present). Mr. Wallace has served as Executive Vice President Sales and Marketing of the Registrant since January 2012 and President of Royal Hawaiian Macadamia Nut, Inc., a wholly owned subsidiary of the Registrant (“Royal”), since August 27, 2013.

Mr. Wallace served as a director of the General Partner from June 2007 to December 2012.  Mr. Wallace has spent over 30 years in progressively more senior management positions in the food/consumer goods industry.  He was President and Chief Executive Officer of Fruit Patch, one of the largest processor/marketers of fresh fruit in the United States specializing in peaches, plums, nectarines, grapes, and specialty fruits from 2009 through 2011.  From 2006 through 2009, he was Senior Vice President Sales Operations and managed offices throughout the world that market and distribute the Singer, Husqvarna Viking and Pfaff brand sewing machines at SVP Worldwide, a Kohlberg and Company owned business.  Prior to joining SVP Worldwide, he was Chairman, President and Chief Executive Officer of Gardenburger, Inc. until taking the company private in 2006.  Previously, he was President and Chief Executive Officer of Mauna Loa Macadamia Nut Corporation until 2001.  He has also served in management capacities with Jacobs Suchard (1988 through 1994), Eastman Kodak Company (1985 through 1988) and Procter & Gamble (1978 through 1985).  Mr. Wallace received his Bachelor of Arts in International Business Management and Marketing from San Francisco State University.

There is no arrangement or understanding between Mr. Wallace and any other persons pursuant to which he was selected as an officer. Mr. Wallace has no family relationship with any director or executive officer of the General Partner, the Registrant or Royal and has not been involved in any related person transactions that would require disclosure pursuant to Item 404(a) of Regulation S-K.

signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Hawaiian Orchards, L.P.
(Registrant)

Date: November 20, 2014
	By:	Royal Hawaiian Resources, Inc.
Managing General Partner

	By:	/s/ Scott C. Wallace
Scott C. Wallace
President, Chief Executive Officer and
Chief Accounting Officer